Segment Information (Tables)	12 Months Ended
May 31, 2025
Segment Information
Schedule of reconciliation to the consolidated net income (loss)

	Years ended May 31,
(in thousands, except for per share data)	2025	2024
Expenses(1):
General and administrative expense(2)	$6,434	$8,403
Research and development(3)	7,278	7,240
Return of clinical expenses	(24,985)	—
Stock-based compensation expense	1,612	2,415
Operating gain (loss)	9,661	(18,058)

Interest income	565	217
Interest on convertible notes	(4,424)	(4,659)
Amortization of discount on convertible notes	(407)	(1,076)
Amortization of debt issuance costs	—	(572)
Issuance costs for private placement of shares and warrants through placement agent	—	(2,819)
Loss on induced conversion	(1,180)	(6,680)
Finance charges	(25)	(2,584)
Loss on note extinguishment	—	(13,374)
Gain on restructuring of payables	407	—
Loss on derivatives	(852)	(236)
Provision (benefit) for income taxes	—	—
Segment net income (loss)	3,745	(49,841)
Reconciliation of profit or loss:
Adjustments or reconciling items	—	—
Consolidated net income (loss)	3,745	(49,841)
(1)	The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM.

(2) General and administrative expense for the years ended May 31, 2025, and 2024 is net of $0.8 million and $2.4 million of stock-based compensation expense, respectively.

(3) Research and development expense for the year ended May 31, 2025 is net of $0.8 million of stock-based compensation expense. No stock-based compensation was part of research and development expense for the year ended May 31, 2024. For the year ended May 31, 2025, research and development expense is net of $25.0 million return of clinical expenses due to the settlement with Amarex. See Note 9, Commitments and Contingencies – Legal Proceedings – Settlement of Amarex Dispute for additional discussion.